UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2018

CorePoint Lodging Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38168	82-1497742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas 75038

(Address of Principal Executive Offices) (Zip Code)

(972) 893-3199

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

On June 25, 2018, in connection with a proposed securitization transaction involving CorePoint Lodging Inc.’s (the “Company”) $1.035 billion secured mortgage loan, certain information was made available regarding the Company’s property portfolio and related matters. Pursuant to Regulation FD, the Company is furnishing portions of such information as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities. The information in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically incorporated by reference into any such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K (including the exhibit attached hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the Company’s Information Statement included as Exhibit 99.1 to the Form 10 filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2018, as such factors may be updated from time to time in the Company’s periodic filings with the SEC. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Certain Information Regarding CorePoint Lodging Inc.’s Property Portfolio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COREPOINT LODGING INC.

By:	/s/ Mark M. Chloupek
Name:	Mark M. Chloupek
Title:	Executive Vice President, Secretary and General Counsel

Date: June 25, 2018